SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 3
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                        AIM SPECIAL OPPORTUNITIES FUNDS



         This Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust of AIM Special Opportunity Funds (this "Amendment") amends, effective as of December 10, 2003, the Amended and Restated Agreement and Declaration of Trust of AIM Special Opportunities Funds (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 10, 2003.




                                By:  /s/ Robert H. Graham
                                     --------------------------
                                Name:    Robert H. Graham
                                Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 3
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                       OF AIM SPECIAL OPPORTUNITIES FUNDS


                                  "SCHEDULE A

                        AIM SPECIAL OPPORTUNITIES FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                  CLASSES OF EACH PORTFOLIO
---------                                  -------------------------

AIM Opportunities I Fund                   Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Institutional Class Shares

AIM Opportunities II Fund                  Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Institutional Class Shares

AIM Opportunities III Fund                 Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Institutional Class Shares"